UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2017

Glaukos Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

229 Avenida Fabricante San Clemente, California		92672

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)  The annual meeting of stockholders (the “Annual Meeting”) of Glaukos Corporation (the “Company”) was held on May 31, 2017.

(b)  At the Annual Meeting, the Company's stockholders (i) elected the three nominees identified in the table below to the Board of Directors of the Company to serve as Class II directors until the Company's 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified and (ii) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017.

Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

	For	Withheld	Broker Non‑Votes
William J. Link, PhD.	15,604,791	10,407,538	4,816,515
Jonathan T. Silverstein	16,977,137	9,035,192	4,816,515
Aimee S. Weisner	17,554,554	8,457,775	4,816,515

Auditor Ratification

For	Against	Abstain
30,756,908	51,241	20,695

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION

By:	/s/ Joseph E. Gilliam
	Name:	Joseph E. Gilliam
	Title:	Chief Financial Officer

Date: June 2, 2017